UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 17, 2014

NAVIDEA BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35076	31-1080091
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5600 Blazer Parkway, Suite 200, Dublin, Ohio	43017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 17, 2014, at the 2014 Annual Meeting, the stockholders of Navidea Biopharmaceuticals, Inc. (the “Company”) took the following actions:

(1)          Elected Michael M. Goldberg, M.D., as a Director of the Company for a term ending at the 2017 Annual Meeting.

The following table shows the voting tabulation for the election of a director:

ACTION	FOR	WITHHELD	BROKER NON-VOTES

Election of Director:
Michael M. Goldberg, M.D.	42,615,811	1,673,981	74,580,562

(2)          Approved the Company’s 2014 Stock Incentive Plan.

The following table shows the voting tabulation for approval of the Company’s 2014 Stock Incentive Plan:

ACTION	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Approval of 2014 Stock Incentive Plan	32,167,035	11,581,716	541,041	74,580,562

 (3)          Approved, on an advisory basis, the compensation of the Company’s named executive officers.

The following table shows the voting tabulation for approval, on an advisory basis, of the compensation of the Company’s named executive officers:

ACTION	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Approval of Executive Compensation	32,641,222	10,947,261	701,309	74,580,562

 (4)          Voted to ratify the appointment of BDO USA, LLP, to act as the Company’s independent registered public accounting firm for 2014.

The following table shows the voting tabulation for the approval of BDO USA, LLP:

ACTION	FOR	AGAINST	ABSTENTIONS

Ratification of BDO USA, LLP	115,941,282	1,980,328	948,744

Item 8.01.	Other Events.

On July 17, 2014, the Company issued a press release (the "Meeting Press Release") announcing the results of the 2014 Annual Meeting. The complete text of the Meeting Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The board of directors of the Company met on July 17, 2014, following the annual meeting of the Company’s stockholders, and approved a change in the manner of payment of retainers to non-employee directors that will be earned during the calendar quarters ending September 30, 2014 and December 31, 2014 from cash to shares of restricted stock (“Restricted Shares”). The number of Restricted Shares to be issued at the end of each calendar quarter will be determined by dividing each non-employee director’s retainer for that quarter by the closing sales price per share of the Company’s common stock on the last trading day of the quarter, as reported on the NYSE MKT or such other established securities market on which shares of the Company’s common stock are traded. The Restricted Shares will be restricted as to transfer until January 1, 2015, whereupon the restrictions will terminate.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit Description

99.1	Navidea Biopharmaceuticals, Inc. press release dated July 17, 2014, entitled “Navidea Biopharmaceuticals Announces 2014 Annual Meeting Results.”

The Private Securities Litigation Reform Act of 1995 (the Act) provides a safe harbor for forward-looking statements made by or on behalf of the Company. Statements contained or incorporated by reference in this Current Report on Form 8-K, which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, anticipated clinical and regulatory pathways, and markets for the Company’s products are forward-looking statements within the meaning of the Act. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance of its products, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, risks of development of new products, regulatory risks and other risks detailed in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the United States Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navidea Biopharmaceuticals, Inc.

Date: July 21, 2014	By:	/s/ Brent L. Larson
Brent L. Larson, Executive Vice President and Chief Financial Officer

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